                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                              -----------------

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report:  January 26, 1998

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12898                    38-2011419
         --------                    -------                    ----------
 (State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
        of incorporation)                                   Identification No.)

    27555 Farmington Road
  Farmington Hills, Michigan                                     48334-3357
  ---------------------------                                    -----------
   (Address of principal                                         (Zip Code)
    executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages:  7

Item 5. Other Events
        ------------

        None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         See attached Distribution Reports as of January 25, 1998 for Series 1987-2
         Distribution Reports as of February 1, 1998 for Series 1988-1 and 1988-2 and Distribution Reports as of January 20, 1998 for
         Series 1990-1.



                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                     (Registrant)


Date:  January 26, 1998                 By:  s/ Larry N. Ciofu
                                            -----------------------
                                                Larry N. Ciofu
                                                Vice President

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1987-2

               Distribution Date Statement for January 25, 1998

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%           $0.00         124          $0.00            $0.00

 2-E   9.9500%  $11,029,655.80       5,200     $91,454.23       $91,454.23
               ---------------- ----------- -------------- ----------------
                $11,029,655.80      88,124     $91,454.23       $91,454.23


      Agency MBS Collections :
              Interest                                          $92,078.75
              Principal                                        $342,575.70
      Investment Income                                            $350.02

                                                           ----------------
      TOTAL AVAILABLE                                          $435,004.47

      Due   to Certificateholders                              $434,029.93

                                                           ----------------
      Available for Expenses and Residual Payments                 $974.54

      Expenses Payable                                            ($278.49)

                                                           ----------------
      Net Balance                                                  $696.05
                                                           ================


      Due to Residual Holders                                      $696.05

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $34.8025

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1987-2

Distribution Date Statement for January  25, 1998
  Interest                       Principal         Principal         Per $1,000
 Payable Per     Principal       Payable Per       Balance After      CTF After
 $1,000 CTF      Payable         $1,000 CTF     January  25, 1998    January  25, 1998
------------  --------------  ----------------  -----------------    ----------------
 $0.000000                         $0.000000                              $0.000000

 $0.000000                         $0.000000                              $0.000000

 $0.000000                         $0.000000                              $0.000000

 $0.000000            $0.00          -                     $0.00          $0.000000

$17.587352      $342,575.70       $65.879942      $10,687,080.10      $2,055.207712
                -----------                       --------------
                $342,575.70                       $10,687,080.10

Ending Aggregate Agency MBS Balance:              $10,706,871.22


Accrual Distribution Amount:                               $0.00
Aggregate Cash Flow Value Decline:                   $342,575.70


                                              THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee
                                              Corporate Trust Division
                                              Suite 0126
                                              One First National Plaza
                                              Chicago, Illinois  60670
                                              (312)407-4660

  ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

Distribution Date Statement for February 1, 1998



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $10,932,919.84      10,440     $90,196.59       $90,196.59
               ---------------- ----------- -------------- ----------------
                $10,932,919.84     100,000     $90,196.59       $90,196.59



      Agency MBS Collections :
              Interest                                          $91,109.92
              Principal                                         $75,896.13
      Investment Income                                            $323.50
                                                           ----------------
      TOTAL AVAILABLE                                          $167,329.55

      Due to Certificateholders                               ($166,092.72)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,236.83

      Expenses Payable                                            ($277.80)

                                                           ----------------
      Net Balance                                                  $959.03
                                                           ================


      Due to Residual Holders                                      $959.03

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $47.9515

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

Distribution Statement for February  1, 1998

                                                             Principal Balance
  Interest                    Principal       Principal      Per $1,000
Payable Per    Principal     Payable Per    Balance After    CTF After
 $1,000 CTF     Payable*      $1,000 CTF   February  1, 1998 February  1, 1998
------------ --------------  ------------  ----------------  ----------------
  $0.000000          $0.00     $0.000000             $0.00         $0.000000

  $0.000000          $0.00     $0.000000             $0.00         $0.000000

  $8.639520     $75,896.13     $7.269744    $10,857,023.71     $1,039.944800
             --------------                ----------------
                $75,896.13                  $10,857,023.71


Ending Aggregate Agency MBS Balance:        $10,857,291.24


             Accrual Distribution Amount:                              $0.00
             Aggregate Cash Flow Value Decline:                   $75,896.13
                                                             ----------------
             *Aggregate Amount of Principal Distributable:        $75,896.13





                                           THE FIRST NATIONAL BANK OF CHICAGO
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

            *

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2
Distribution Date Statement for    February 1, 1998


       COUPON     Principal      Number of     Interest      Interest
Class   RATE     Outstanding    Certificates   Accrued      Payable
----- -------- ---------------- ----------- --------------  ------------
 2-A   0.0000%           $0.00      39,750          $0.00         $0.00

 2-B   7.0000%           $0.00      24,540          $0.00         $0.00

 2-C   7.0000%           $0.00      10,930          $0.00         $0.00

 2-D   7.0000%           $0.00      14,580          $0.00         $0.00

 2-Z   9.4000%  $13,724,301.59      10,200    $107,507.03   $107,507.03
               ---------------- ----------- --------------  ------------
                $13,724,301.59     100,000    $107,507.03   $107,507.03



      Agency MBS Collections :
              Interest                                      $108,650.83
              Principal                                     $314,390.20
      Investment Income                                         $851.10

      TOTAL AVAILABLE                                       $423,892.13

      Due to Certificateholders                             (421,897.23)

      Available for Expenses and Residual Payments            (1,994.90)

      Expenses Payable                                         ($329.09)

      Net Balance                                             $1,665.81



      Due to Residual Holders                                 $1,665.81

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                  $83.2905

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2
                Distribution Date Statement forFebruary  1, 1998

                                                                                Principal Balance
                    Interest                     Principal       Principal      Per $1,000
                  Payable Per     Principal     Payable Per    Balance After    CTF After
                   $1,000 CTF     Payable*       $1,000 CTF   February  1, 1998 February  1, 1998
                  ------------ ---------------  ------------  ----------------  ----------------
                    $0.000000           $0.00     $0.000000             $0.00         $0.000000

                    $0.000000           $0.00     $0.000000             $0.00         $0.000000

                    $0.000000           $0.00     $0.000000             $0.00         $0.000000

                    $0.000000           $0.00     $0.000000             $0.00         $0.000000

                   $10.539905     $314,390.20    $30.822569    $13,409,911.39     $1,314.697195
                               ---------------                ----------------
                                  $314,390.20                  $13,409,911.39


                  Ending Aggregate Agency MBS Balance:         $13,409,926.14


                               Accrual Distribution Amount:                               $0.00
                               Aggregate Cash Flow Value Decline:                   $314,390.20
                                                                                ----------------
                               *Aggregate Amount of Principal Distributable:        $314,390.20

                               Principal Allocation:          Class 2-A:                 0.0000%
                                                              Class 2-D:                 0.0000%



                                                              THE FIRST NATIONAL BANK OF CHICAGO
                                                              as Trustee
                                                              Corporate Trust Division
                                                              Suite 0126
                                                              One First National Plaza
                                                              Chicago, Illinois  60670
                                                              (312)407-4660

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1


              Distribution Date Statement for  January 20, 1998

                    UPPER TIER REMIC REGULAR CERTIFICATES

       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%           $0.00      16,500        $0.00          $0.00

 1-E    9.0000%   $9,413,755.05      12,000   $70,603.16     $70,603.16

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $18,827.51         152    $4,071.45      $4,071.45
                ---------------- ----------- ------------ --------------
                  $9,432,582.56      96,702   $74,674.61     $74,674.61

                                                                       Principal Balance
    Interest                         Principal         Principal       Per $1,000
   Payable Per      Principal       Payable Per      Balance After     CTF After
   $1,000 CTF        Payable*       $1,000 CTF     January  20, 1998   January  20, 1998
----------------- --------------  ---------------  ------------------  --------------------
       $0.000000          $0.00        $0.000000               $0.00             $0.000000

       $0.000000          $0.00        $0.000000               $0.00             $0.000000

       $0.000000          $0.00        $0.000000               $0.00             $0.000000

       $0.000000          $0.00        $0.000000               $0.00             $0.000000

       $5.883597    $255,951.49       $21.329291       $9,157,803.56           $763.150297

       $0.000000          $0.00        $0.000000               $0.00             $0.000000

       $0.000000          $0.00        $0.000000               $0.00             $0.000000

       $0.000000          $0.00        $0.000000               $0.00             $0.000000

      $26.785855        $511.90        $3.367763          $18,315.61           $120.497434
                  --------------                   ------------------
                    $256,463.39                        $9,176,119.17

                       UPPER TIER REMIC REGULAR CERTIFICATES

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per
        RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
      --------- ---------------- ----------- ------------ --------------  -----------------
 1-R    0.0000%           $0.00       3,298        $7.97          $7.97          $0.002417


                                                     Principal Balance
                   Principal         Principal       Per $1,000
  Principal       Payable Per      Balance After     CTF After
   Payable*       $1,000 CTF     January  20, 1998   January  20, 1998
--------------  ---------------  ------------------  --------------------
        $0.00        $0.000000               $0.00             $0.000000


                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     January  20, 1998
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%           $0.00      16,533        $0.00          $0.00              $0.00

1-ES    9.5000%  $10,387,698.16      12,024   $74,674.61    $256,463.39     $10,131,234.77

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $10,387,698.16     100,000   $74,674.61    $256,463.39     $10,131,234.77

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1
                          DISTRIBUTION DATE STATEMENT FOR January 20, 1998



Agency MBS Collections :
         Interest                                        $74,682.58
         Principal                                      $256,463.39
Investment Income                                           $138.07
                                                    ----------------
Lower Tier REMIC Collection Account                     $331,284.04
                                                    ----------------
Upper Tier REMIC Collection Account                     $331,284.04

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificates                  ($256,463.39)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                   ($74,674.61)

Expenses Payable                                              $0.00



REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($7.97)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($138.07)
                                                    ----------------
Net Balance                                                  ($0.00)
                                                    ================

Beginning Aggregate Agency MBS Balance :             $100,001,006.61
Ending Aggregate Agency MBS Balance :                  $9,177,125.60


  Aggregate Cash Flow Value Decline:                     $256,463.39
                                                     ---------------
  *Aggregate Amount of Principal Distributable:          $256,463.39



  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:


  Class 1-E:                         2.13292908%
  Class 1-I:                         0.33677632%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:                         0.00000000%





  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660